Exhibit 10.2

WAIVER AND FIRST AMENDMENT TO

LOAN AND SECURITY AGREEMENT

This First Amendment to Loan and Security Agreement (this “Amendment”) is entered into this 10th day of April, 2023 by and between Silicon Valley Bank, a division of First-Citizens Bank & Trust Company (successor by purchase to the Federal Deposit Insurance Corporation as Receiver for Silicon Valley Bridge Bank, N.A. (as successor to Silicon Valley Bank)) (“Bank”) and Cue Biopharma, Inc., a Delaware corporation (“Borrower”), whose address is 21 Erie Street, Cambridge, Massachusetts 02139.

RECITALS

A.
Bank and Borrower have entered into that certain Loan and Security Agreement dated as of February 15, 2022 (as the same may from time to time be amended, modified, supplemented or restated, the “Loan Agreement”).

B.
Bank has extended credit to Borrower for the purposes permitted in the Loan Agreement.

C.
Borrower has requested that Bank (a) waive the Stated Default (as hereinafter defined) and (b) amend the Loan Agreement to make certain revisions to the Loan Agreement as more fully set forth herein.

D.
Bank has agreed to so (i) waive the Stated Default (as hereinafter defined) and (ii) amend certain provisions of the Loan Agreement, but only to the extent, in accordance with the terms, subject to the conditions and in reliance upon the representations and warranties set forth below.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

1.
Definitions. Capitalized terms used but not defined in this Amendment shall have the meanings given to them in the Loan Agreement.

2.
Amendments to Loan Agreement.

2.1
Section 5.7 (Accounts). Section 5.7 is amended in its entirety and replaced with the following:

“5.7 (Accounts).

(a)
Commencing as of the First Amendment Effective Date, maintain a portion of Borrower’s, any of its Subsidiaries’ (excluding Securities Corp.), and any Guarantor’s primary operating accounts, depository accounts and excess cash with Bank; provided that accounts in the name of Borrower with Bank shall be in amount equal to at least $20,000,000.00 (the “Threshold Amount”). In addition to the foregoing, Borrower shall at all times have on deposit in operating and depository accounts maintained in the name of Borrower with Bank, unrestricted and unencumbered cash in an amount equal to the lesser of (i) one hundred percent (100.0%) of the Dollar value of Borrower’s consolidated cash, including any Subsidiaries’, Affiliates’, or related entities’ cash, in the aggregate, at all financial institutions, and (ii) the Threshold Amount. So long as, in each case, Borrower maintains the Threshold Amount with Bank, Borrower shall be permitted to maintain accounts with other banks or financial institutions (other than Bank) (the “Permitted Accounts”); provided that such Permitted Accounts (other than the Excluded Accounts) shall be subject to a Control Agreement in favor of Bank pursuant to the terms of Section 5.7(c) and 5.13 hereof.

(b)
[Reserved].

(c)
In addition to and without limiting the restrictions in (a), Borrower shall provide Bank five (5) days prior written notice before establishing any Collateral Account at or with any bank or financial institution other than Bank or Bank’s Affiliates. For each Collateral Account that Borrower at any time maintains, Borrower shall cause the applicable bank or financial institution (other than Bank) at or with which any Collateral Account is maintained to execute and deliver a Control Agreement or other appropriate instrument with respect to such Collateral Account to perfect Bank’s Lien in such Collateral Account in accordance with the terms hereunder which Control Agreement may not be terminated without the prior written consent of Bank. The provisions of the previous sentence shall not apply to (i) deposit accounts exclusively used for payroll, payroll taxes, and other employee wage and benefit payments to or for the benefit of Borrower’s employees and identified to Bank by Borrower as such (collectively, the “Employee-Related Accounts”), (ii) the Permitted Letter of Credit Cash Collateral Account, and (iii) Permitted Credit Card Cash Collateral Account.”

2.2
Section 5 (Affirmative Covenants). The Loan Agreement is amended by inserting the following new provision to appear as Section 5.13 thereof:

“5.13 Post-Closing Condition. Deliver to Bank within 30 days after the First Amendment Effective Date, a duly executed Control Agreement with respect to the Permitted Accounts (other than the Excluded Accounts).”

2.3
Section 12.2 (Definitions). Clause (b) of the definition of Permitted Indebtedness is amended by inserting the words “(other than with respect to the Permitted Letter of Credit and Permitted Credit Cards)” to appear immediately following the words “Perfection Certificate” appearing therein.

2.4
Section 12.2 (Definitions). The definition of Permitted Indebtedness is amended by (i) deleting the word “and” appearing at the end of clause (j) thereof, (ii) deleting the

“.” at the end of clause (k) thereof and inserting in lieu thereof “;”, and (iii) inserting the following new clauses (l) and (m) thereof to appear immediately following clause (k) thereof:

“ (l) Indebtedness incurred in connection with letters of credit with an aggregate face amount not to exceed $250,000.00 at any time (the “Permitted Letter of Credit”); and

(m)
Indebtedness incurred in connection with Borrower’s business credit cards in a maximum amount not to exceed $250,000.00 (the “Permitted Credit Cards”).”

2.5
Section 12.2 (Definitions). Clause (a) of the definition of Permitted Liens is amended by inserting the words “(other than with respect to the Permitted Letter of Credit Cash Collateral Account and Permitted Credit Card Cash Collateral Account)” to appear immediately following the words “Perfection Certificate” appearing therein.

2.6
Section 12.2 (Definitions). The definition of Permitted Liens is amended by (i) deleting the word “and” appearing at the end of clause (k) thereof, (ii) deleting the “.” at the end of clause (l) thereof and inserting in lieu thereof “;”, and (iii) inserting the following new clauses (m) and (n) thereof to appear immediately following clause (l) thereof:

“ (m) the Lien on the collateral account securing the obligations with respect to the Permitted Letter of Credit in an amount not to exceed $250,000.00 (the “Permitted Letter of Credit Cash Collateral Account”); and

(n)
the Lien on the collateral account securing the obligations with respect to the Permitted Credit Cards in an amount not to exceed $250,000.00 (the “Permitted Credit Card Cash Collateral Account”).”

2.7
Section 12.2 (Definitions). The following new defined terms and their respective definitions are hereby inserted alphabetically in Section 13.1:

“ “Employee-Related Accounts” is defined in Section 5.7(c).”

“ “Excluded Accounts” means, collectively, (i) the Employee-Related Accounts, (ii) the Permitted Credit Card Cash Collateral Account and (iii) Permitted Letter of Credit Cash Collateral Account.”

“ “First Amendment Effective Date” is April 10, 2023.” “ “Permitted Accounts” is defined in Section 5.7(a).”

“ “Permitted Credit Cards” is defined in clause (m) of Permitted Indebtedness.”

“ “Permitted Credit Card Cash Collateral Account” is defined in clause

(n) of Permitted Liens.”

“ “Permitted Letter of Credit” is defined in clause (l) of Permitted Indebtedness.”

“ “Permitted Letter of Credit Cash Collateral Account” is defined in clause (m) of Permitted Liens.”

“ “Threshold Amount” is defined in Section 5.7(a).”

2.8
Exhibit A (Compliance Statement). The Compliance Statement is amended in its entirety and replaced with the Compliance Statement in the form of S chedule 1 attached hereto.

3.
Limitation of Amendments.

3.1
The amendments set forth in Section 2 above are effective for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (a) be a consent to any amendment, waiver or modification of any other term or condition of any Loan Document, or (b) otherwise prejudice any right or remedy which Bank may now have or may have in the future under or in connection with any Loan Document.

3.2
This Amendment shall be construed in connection with and as part of the Loan Documents and all terms, conditions, representations, warranties, covenants and agreements set forth in the Loan Documents, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.

4.
Representations and Warranties. To induce Bank to enter into this Amendment, Borrower hereby represents and warrants to Bank as follows:

4.1
Immediately after giving effect to this Amendment (a) the representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date), and (b) no Event of Default (other than the Stated Default) has occurred and is continuing;

4.2
Borrower has the power and authority to execute and deliver this Amendment and to perform its obligations under the Loan Agreement, as amended by this Amendment;

4.3
The organizational documents of Borrower delivered to Bank on the Effective Date remain true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect;

4.4
The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, have been duly authorized;

4.5
The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not and will not contravene (a) any law or regulation binding on or affecting Borrower, (b) any contractual restriction with a Person binding on Borrower, (c) any order, judgment or decree of any court or other governmental or public body or authority, or subdivision thereof, binding on Borrower, or (d) the organizational documents of Borrower;

4.6
The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not require any order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by any governmental or public body or authority, or subdivision thereof, binding on Borrower, except as already has been obtained or made; and

4.7
This Amendment has been duly executed and delivered by Borrower and is the binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights.

5.
Updated Perfection Certificate. Borrower has delivered an updated Perfection Certificate in connection with this Amendment (the “Updated Perfection Certificate”) dated as of the date hereof, which Updated Perfection Certificate shall supersede in all respects that certain Perfection Certificate dated as of February 15, 2022. Borrower hereby agrees that all references in the Loan Agreement to the “Perfection Certificate” shall hereinafter be deemed to be references to the Updated Perfection Certificate

6.
Waiver. Bank hereby waives Borrower’s existing default under the Loan Agreement by virtue of Borrower’s failure to comply with Section 5.7(a) of the Loan Agreement (relative to maintaining depository accounts with financial institutions other than Bank) (the “Stated Default”). Bank’s waiver of the Stated Default is a one-time waiver that shall apply only to the foregoing specific period. Borrower hereby acknowledges and agrees that except as specifically provided herein, nothing in this Section or anywhere in this Amendment shall be deemed or otherwise construed as a waiver by Bank of any of its rights and remedies pursuant to the Loan Documents, applicable law or otherwise.

7.
Post-Closing Deliverables. Deliver to Bank within 30 days after the First Amendment Effective Date, bailee’s waivers in favor of Bank for the following locations where Borrower maintains property with a third party: (i) Ajinomoto Bio-Pharma Services, 11040 Roselle St. San Diego, CA 92121, (ii) Xerimis, 102 Executive Dr. Suite B Moorestown, NJ 08057, and (iii) Sterling Warehouse, 263 Industrial Ave. Lowell, MA 01852, in each case, by the respective third-party thereof, together with the duly executed signatures thereto.

8.
Release by Borrower:

A.
FOR GOOD AND VALUABLE CONSIDERATION, Borrower hereby forever relieves, releases, and discharges Bank and its present or former employees,

officers, directors, agents, representatives, attorneys, and each of them, from any and all claims, debts, liabilities, demands, obligations, promises, acts, agreements, costs and expenses, actions and causes of action, of every type, kind, nature, description or character whatsoever, whether known or unknown, suspected or unsuspected, absolute or contingent, arising out of or in any manner whatsoever connected with or related to facts, circumstances, issues, controversies or claims existing or arising from the beginning of time through and including the date of execution of this Amendment (collectively “Released Claims”). Without limiting the foregoing, the Released Claims shall include any and all liabilities or claims arising out of or in any manner whatsoever connected with or related to the Loan Documents, the recitals hereto, any instruments, agreements or documents executed in connection with any of the foregoing or the origination, negotiation, administration, servicing and/or enforcement of any of the foregoing.

B.
In furtherance of this release, Borrower expressly acknowledges and waives any and all rights under Section 1542 of the California Civil Code, which provides as follows:

“A general release does not extend to claims that the creditor or releasing party does not know or suspect to exist in his or her favor at the time of executing the release and that, if known by him or her, would have materially affected his or her settlement with the debtor or released party.” (Emphasis added.)

C.
By entering into this release, Borrower recognizes that no facts or representations are ever absolutely certain and it may hereafter discover facts in addition to or different from those which it presently knows or believes to be true, but that it is the intention of Borrower hereby to fully, finally and forever settle and release all matters, disputes and differences, known or unknown, suspected or unsuspected; accordingly, if Borrower should subsequently discover that any fact that it relied upon in entering into this release was untrue, or that any understanding of the facts was incorrect, Borrower shall not be entitled to set aside this release by reason thereof, regardless of any claim of mistake of fact or law or any other circumstances whatsoever. Borrower acknowledges that it is not relying upon and has not relied upon any representation or statement made by Bank with respect to the facts underlying this release or with regard to any of such party’s rights or asserted rights.

D.
This release may be pleaded as a full and complete defense and/or as a cross-complaint or counterclaim against any action, suit, or other proceeding that may be instituted, prosecuted or attempted in breach of this release. Borrower acknowledges that the release contained herein constitutes a material inducement to Bank to enter into this Amendment, and that Bank would not have done so but for Bank’s expectation that such release is valid and enforceable in all events.

E.
Borrower hereby represents and warrants to Bank, and Bank is relying thereon, as follows:

1
Except as expressly stated in this Amendment, neither Bank nor any agent, employee or representative of Bank has made any statement or representation to Borrower regarding any fact relied upon by Borrower in entering into this Amendment.

2
Borrower has made such investigation of the facts pertaining to this Amendment and all of the matters appertaining thereto, as it deems necessary.

3
The terms of this Amendment are contractual and not a mere

recital.

4
This Amendment has been carefully read by Borrower, the contents hereof are known and understood by Borrower, and this Amendment is signed freely, and without duress, by Borrower.

5
Borrower represents and warrants that it is the sole and lawful owner of all right, title and interest in and to every claim and every other matter which it releases herein, and that it has not heretofore assigned or transferred, or purported to assign or transfer, to any person, firm or entity any claims or other matters herein released. Borrower shall indemnify Bank, defend and hold it harmless from and against all claims based upon or arising in connection with prior assignments or purported assignments or transfers of any claims or matters released herein.

9.
Fees and Expenses. Borrower shall reimburse Bank for all unreimbursed Bank Expenses, including without limitation, all legal fees and expenses incurred in connection with this Amendment.

10.
Governing Law. This Amendment shall be governed and construed in accordance with the laws of the Commonwealth of Massachusetts, without giving effect to conflicts of laws principles.

11.
Integration. This Amendment and the Loan Documents represent the entire agreement about this subject matter and supersede prior negotiations or agreements. All prior agreements, understandings, representations, warranties, and negotiations between the parties about the subject matter of this Amendment and the Loan Documents merge into this Amendment and the Loan Documents.

12.
Counterparts. This Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Each party hereto may execute this Amendment by electronic means and recognizes and accepts the use of electronic signatures and records by any other party hereto in connection with the execution and storage hereof.

13.
Effectiveness. This Amendment shall be deemed effective as of the due execution and delivery to Bank of this Amendment by each party hereto.

[Signature page follows]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first written above.

BANK BORROWER

/s/ John Sansone
Name: John Sansone
Title: Vice President

Date: April 10, 2023

/s/ Kerri-Ann Millar
Name: Kerri-Ann Millar
Title: Chief Financial Officer
(Principal Financial Officer and Principal Accounting Officer) Date: April 10, 2023

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first written above.

BANK BORROWER

/s/ John Sansone
Name: John Sansone
Title: Vice President

Date: April 10, 2023

/s/ Kerri-Ann Millar
Name: Kerri-Ann Millar
Title: Chief Financial Officer
(Principal Financial Officer and Principal Accounting Officer) Date: April 10, 2023